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                                                                    Exhibit 10.1

                 THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT, dated as of the 27th day of May, 2003 (this "Amendment"), is made by and between PROVINCE HEALTHCARE COMPANY, a Delaware corporation (the "Borrower"), the Lenders (as hereinafter defined) that have executed this Amendment (the "Required Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the "Agent").

                              BACKGROUND STATEMENT

         A. The Borrower, certain banks and other financial institutions (the "Lenders"), the Agent, Bank of America, N.A., as Syndication Agent, and UBS Warburg LLC and Merrill Lynch Capital Corporation, as Documentation Agents, are parties to a Third Amended and Restated Credit Agreement, dated as of November 13, 2001, as amended by that certain Amendment No. 1 to Certain Operative Agreements, dated as of March 29, 2002, and by that certain Second Amendment and Consent, dated as of March 28, 2003 (as amended, the "Credit Agreement"), providing for the availability of a revolving credit facility to the Borrower upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

         B. The Borrower proposes to issue up to $200,000,000 in aggregate principal amount of its 7-1/2% Senior Subordinated Notes Due 2013 (as amended, modified, supplemented or restated from time to time in accordance with the terms of the Credit Agreement, the "Subordinated Notes") as described in the Description of Notes attached hereto as Exhibit A. The Subordinated Notes will be issued pursuant to an Indenture between the Borrower and U.S. Bank Trust National Association, as trustee, in substantially the form attached hereto as Exhibit B (as amended, modified, supplemented or restated from time to time in accordance with the terms of the Credit Agreement, the "Subordinated Note Indenture").

         C. The Borrower has requested that the Required Lenders consent to the execution and delivery of the Indenture and the issuance of the Subordinated Notes, and the Required Lenders have agreed to furnish such consent upon the terms and conditions set forth herein (including the Borrower's agreement to certain amendments to the Credit Agreement as set forth more completely herein).

                             STATEMENT OF AGREEMENT

         The parties hereto agree as follows:

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                                    ARTICLE I

                                   AMENDMENTS

         1.1      Defined Terms.

         (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

                  ""2003 Subordinated Note Indenture" shall mean the Indenture and the Indenture Supplement, each to be dated on or about May 27, 2003, between the Borrower and U.S. Bank Trust National Association, as trustee, as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

                  "7-1/2% Subordinated Notes" shall mean up to $200,000,000 in aggregate principal amount of the Borrower's 7-1/2% Senior Subordinated Notes Due 2013 issued pursuant to the 2003 Subordinated Note Indenture, as such 7-1/2% Subordinated Notes are amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement."

         (b) The definition of "Change of Control" in Section 1.1 of the Credit Agreement is hereby amended by inserting the following new clause (v) at the end thereof:

                  "or (v) a "Change of Control" (as defined in the 2003 Subordinated Note Indenture) shall occur under the 2003 Subordinated
         Note Indenture."

         (c) The definition of "Debt" in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

                  "Notwithstanding the foregoing, for the purpose of measuring compliance with SECTION 6.9 hereof for the fiscal quarter ended June 30, 2003 (but not for the purpose of calculating compliance with SECTION 6.9 in connection with any Permitted Acquisition), Debt shall not include the amount of net cash proceeds of the 7-1/2% Subordinated Notes, not in excess of $80,000,000, constituting "Cash and cash equivalents" (as determined in accordance with GAAP) on the consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal quarter ended June 30, 2003 and reserved to repurchase the 4-1/2% Subordinated Notes in accordance with the terms of the Third Amendment and Consent, dated as of May 27, 2003, among the Borrower, the Required Lenders and the Agent."

         (d) Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term "Subordinated Debt" in its entirety and inserting in lieu thereof the following:

                  ""Subordinated Debt" shall mean unsecured Debt of the Borrower or any of its Subsidiaries that is expressly subordinated and made junior to the payment and performance of the Credit Obligations and the Guaranty Obligations on terms (including, without limitation, principal amount, maturity, covenants, defaults, terms of subordination and payment terms) approved in writing by the Required Lenders,

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         including, without limitation, the 4-1/2% Subordinated Notes, the
         4-1/4% Subordinated Notes, the 7-1/2% Subordinated Notes and any Intercompany Management Agreements."

         1.2 Representations and Warranties. Article IV of the Credit Agreement is hereby amended by deleting Section 4.26 and inserting in lieu there of the following:

                  "4.26 Subordinated Notes. The Borrower has heretofore furnished to the Agent a true and complete copy of each of the 2000 Subordinated Note Indenture, the 2001 Subordinated Note Indenture and the 2003 Subordinated Note Indenture, together with all schedules and exhibits referred to therein and all amendments and supplements thereto. The subordination provisions contained in each of the 2000 Subordinated Note Indenture, the 2001 Subordinated Note Indenture and the 2003 Subordinated Note Indenture and in each of the 4-1/2% Subordinated Notes, the 4-1/4% Subordinated Notes and the 7-1/2% Subordinated Notes are enforceable against the Borrower and the holders of such Subordinated Debt, and all of the Credit Obligations constitute "Senior Indebtedness" within the meaning of such term under each of the 2000 Subordinated Note Indenture, the 2001 Subordinated Note Indenture, the 2003 Subordinated Note Indenture, the 4-1/2% Subordinated Notes, the 4-1/4% Subordinated Notes and the 7-1/2% Subordinated Notes."

         1.3 Amendments, Modifications. Section 6.22 of the Credit Agreement is hereby amended by deleting clause (c) thereof and inserting in lieu thereof the following:

                  "(c) amend, modify or waive, or permit the amendment, modification or waiver of, any provision of the 2000 Subordinated Note Indenture, the 2001 Subordinated Note Indenture, the 2003 Subordinated
         Note Indenture, the 4-1/2% Subordinated Notes, the 4-1/4% Subordinated Notes, the 7-1/2% Subordinated Notes or any other Subordinated Debt, the effect of which would be to (i) increase the principal amount due thereunder, (ii) shorten or accelerate the time of payment of any amount due thereunder, (iii) increase the applicable interest rate or amount of any fees or costs due thereunder, (iv) amend any of the subordination provisions thereunder (including any of the definitions relating thereto), (v) make any covenant therein more restrictive or add any new covenant, (vi) grant any security or collateral to secure payment thereof, or (vii) otherwise effect any change in the rights or obligations of the Borrower thereunder or of the holders of such Subordinated Debt that, in the determination of the Required Lenders, would be adverse in any material respect to the rights or interests of the Lenders, or breach or otherwise violate any of the subordination provisions applicable thereto, including, without limitation, restrictions against payment of principal and interest thereon."

         1.4 Events of Default. Section 7.1 of the Credit Agreement is hereby amended by deleting clause (f) thereof in its entirety and inserting in lieu thereof the following:

         "(f)     The occurrence of any default or event of default on the part of the Borrower or any of its Subsidiaries (including specifically, but without limitation, defaults due to nonpayment) under the terms of any agreement, document or instrument (including without limitation any Swap Agreement, or any other similar agreement with any other

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         Person, any Operative Agreement (as defined by reference in the definition of End Loaded Lease Facility herein) under the End Loaded Lease Facility, the 2000 Subordinated Note Indenture, the 4-1/2% Subordinated Notes, the 2001 Subordinated Note Indenture, the 4-1/4% Subordinated Notes, the 2003 Subordinated Note Indenture and the 7-1/2% Subordinated Notes) pursuant to which the Borrower or such Subsidiary has incurred any Debt (other than the Credit Obligations) in excess of $1,000,000, which default or event of default would permit acceleration of such Debt and which is not cured within any applicable grace or cure period;"

                                   ARTICLE II

                                    CONSENTS

         2.1 Issuance of 7-1/2% Subordinated Notes. The Required Lenders hereby consent to the execution and delivery by the Borrower of the 2003 Subordinated Note Indenture in substantially the form attached hereto as Exhibit B and the issuance by the Borrower pursuant thereto of the 7-1/2% Subordinated Notes on substantially the terms set forth in the Description of Notes attached as Exhibit A and in an aggregate principal amount not to exceed $200,000,000; provided, that the net cash proceeds of the 7-1/2% Subordinated Notes are applied to repay the outstanding Revolving Credit Loans pursuant to Section 2.5(d) of the Credit Agreement and, on or prior to June 30, 2003, to prepay all of the outstanding Company Obligations under the End Loaded Lease Facility.

         2.2 Repurchase of 4-1/2% Subordinated Notes. The Required Lenders hereby consent to the use of (a) up to $80,000,000 of the net cash proceeds of the 7-1/2% Subordinated Notes (after the use of the net cash proceeds of the 7-1/2% Subordinated Notes to repay all outstanding Revolving Credit Loans pursuant to Section 2.5(d) of the Credit Agreement and to prepay all of the outstanding Company Obligations under the End Loaded Lease Facility) plus (b) an additional $20,000,000 (after the use of the $80,000,000 referred to in clause
(a) above), in each case to repurchase from the holders thereof a portion of the 4-1/2% Subordinated Notes; provided, that all such repurchases are made on or prior to September 30, 2003 and that all amounts paid in connection with any repurchase of a portion of the 4-1/2% Subordinated Notes (including principal, premiums and customary brokerage fees and transaction expenses) do not exceed, in the aggregate, 101.8% of the principal amount of such portion of the 4-1/2% Subordinated Notes so repurchased plus accrued interest thereon to the date of repurchase.

         2.3 Interest Rate Swap. The Required Lenders hereby consent to the entry by the Borrower into any interest rate swap agreement with respect to the 7-1/2% Subordinated Notes and agree that any such interest rate swap agreement shall constitute a Swap Agreement permitted under the Credit Agreement (including, without limitation, under Sections 6.2 and 6.7 thereunder).

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                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants as follows:

         3.1 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties of the Borrower contained in the Credit Agreement and in the other Loan Documents is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

         3.2 No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         3.3 Enforceability. This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of creditors' rights.

         3.4 No Conflicts. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment

         3.5 Obligations. The execution and delivery of this Amendment does not diminish or reduce the Borrower's obligations under the Loan Documents, except as modified by this Amendment.

         3.6 No Claims. The Borrower has no claims, counterclaims, offsets or defenses to the Loan Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Required Lenders' execution and delivery of this Amendment.

                                   ARTICLE IV

                           CONDITIONS TO EFFECTIVENESS

         The effectiveness of the amendments to the Credit Agreement and of the consents set forth in this Amendment is subject to the satisfaction of the following conditions:

         4.1 Executed Amendment. This Amendment shall have been duly executed and delivered by the Borrower, the Agent and the Required Lenders and shall be in full force and effect.

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         4.2      Confirmation. The Agent shall have received a Confirmation of
Credit Documents by each Guarantor of the Obligations, in form and substance satisfactory to the Agent.

         4.3 Representations and Warranties; Officer's Certificate. The following shall be true and the Agent shall have received a certificate, signed by the chief executive officer or chief financial officer of the Borrower, in form and substance satisfactory to the Agent, certifying that (i) each of the representations and warranties of the Borrower contained in this Amendment, the Credit Agreement and the other Loan Documents is true and correct as of the date of such certificate after giving effect to this Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (ii) no Default or Event of Default has occurred and is continuing after giving effect to this Amendment, and (iii) each of the conditions set forth in this ARTICLE IV has been satisfied.

         4.4 Compliance Certificate. The Borrower shall have delivered to the Agent a compliance certificate meeting the requirements set forth in Section 6.2(x) of the Credit Agreement (which compliance certificate shall assume that the proceeds of the 7-1/2% Subordinated Notes shall be applied as described in
Article II hereof).

         4.5 No Material Adverse Change. No material adverse change shall have occurred in the business, properties, prospects, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, since December 31, 2002, and no event, condition or state of facts that could reasonably be expected to have such a material adverse effect shall have occurred since December 31, 2002.

         4.6 Fees and Expenses. The Borrower shall have paid to the Agent, for the account of each of the Lenders that approved this Amendment (excluding Sections 2.2(b) and 2.3 hereof) on or prior to 9:00 a.m., Charlotte, North Carolina time, on Wednesday, May 21, 2003, a fee equal to 0.10% of the sum of the aggregate Revolving Credit Commitments plus the aggregate "Loans" and "Holder Amounts" (each as defined under the End Loaded Lease Facility), of such Lenders.

                                    ARTICLE V

                                  MISCELLANEOUS

         5.1 Effect of Amendment. From and after the effective date of the amendments to the Credit Agreement set forth herein, all references to the Credit Agreement set forth in any other Loan Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or of any other Loan Document except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

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         5.2      Governing Law. This Amendment shall be governed by and
construed and enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).

         5.3 Expenses. The Borrower agrees to pay upon demand all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of counsel to the Agent) in connection with the preparation, negotiation, execution and delivery of this Amendment.

         5.4 Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

         5.5 Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         5.6 Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

         5.7 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective upon the execution and delivery of a counterpart hereof by the Borrower, the Agent and the Required Lenders and the satisfaction of the conditions set forth in ARTICLE IV hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

                                            PROVINCE HEALTHCARE COMPANY

                                            By: /s/ Christopher T. Hannon
                                                --------------------------------
                                                Name:  Christopher T. Hannon
                                                Title: Chief Financial Officer

                                            WACHOVIA BANK, NATIONAL
                                            ASSOCIATION, as Agent and as Lender

                                            By: /s/ Scott Santa Cruz
                                                --------------------------------
                                                Name:  Scott Santa Cruz
                                                Title: Director

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                                            BANK OF AMERICA, N.A., AS A LENDER

                                            By: /s/ Elizabeth L. Knox
                                                --------------------------------
                                                Name: Elizabeth L. Knox
                                                Title: Senior Vice President

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                                            MERRILL LYNCH CAPITAL
                                            CORPORATION, AS A LENDER

                                            By: /s/ Michael E. O'Brien
                                                --------------------------------
                                                Name: Michael E. O'Brien
                                                Title: Vice President

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                                            [INTENTIONALLY OMITTED]

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                                            NATIONAL CITY BANK OF KENTUCKY, AS
                                            A LENDER

                                            By: /s/ Deroy Scott
                                                --------------------------------
                                                Name: Deroy Scott
                                                Title: Senior Vice President

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                                            U.S. BANK NATIONAL ASSOCIATION
                                            (F/K/A/ FIRSTAR BANK, NATIONAL
                                            ASSOCIATION), AS A LENDER

                                            By: ________________________________
                                                Name:  _________________________
                                                Title: _________________________

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                                            BNP PARIBAS, AS A LENDER

                                            By: /s/ Brock Harris
                                                --------------------------------
                                                Name: Brock Harris
                                                Title: Director

                                            By: /s/ Jeffrey Casucci
                                                --------------------------------
                                                Name: Jeffrey Casucci
                                                Title: Vice President

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                                            SUNTRUST BANK, AS A LENDER

                                            By: ________________________________
                                                Name:  _________________________
                                                Title: _________________________

                                      S-8

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                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION, AS A LENDER

                                            By: /s/ Brian P. Schwinn
                                                --------------------------------
                                                Name: Brian P. Schwinn
                                                Title: Duly Authorized Signatory

                                      S-9

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                                            AMSOUTH BANK, AS A LENDER

                                            By: ________________________________
                                                Name:  _________________________
                                                Title: _________________________

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                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            AS A LENDER

                                            By: /s/ Sarah Rusven
                                                --------------------------------
                                                Name: Sarah Rusven
                                                Title: First Vice President

                                      S-11

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                                            CREDIT LYONNAIS NEW YORK BRANCH,
                                            AS A LENDER

                                            By: ________________________________
                                                Name:  _________________________
                                                Title: _________________________

                                      S-12